UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

The Annual Report to stockholders of Eagle Point Credit Company Inc. (the “Company”) for the year ended December 31, 2020 is filed herewith.

EAGLE POINT
CREDIT COMPANY

2020 STOCKHOLDER LETTER AND ANNUAL REPORT

NYSE SYMBOLS: ECC / ECCB / ECCY / ECCX

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Credit Company Inc. (“we,” “us,” “our” or the “Company”) for the fiscal year ended December 31, 2020.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) and may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.

While the CLO market continues to command attention from investors worldwide, we believe the CLO market, and CLO equity in particular, remains inefficient and attractive. We firmly believe that in less efficient markets, specialization matters and the Company benefits from the investment experience of Eagle Point Credit Management LLC (our “Adviser”), which applies its proprietary, private equity style investment process to this fixed income market. This process seeks to maximize returns while mitigating potential risks.

As of December 31, 2020, our Adviser has approximately $4.1 billion of assets under management (inclusive of undrawn capital commitments).1 We believe the scale and experience of our Adviser in CLO investing provides the Company with meaningful advantages.

Few (including us) went into 2020 fully anticipating the extreme economic events that would soon transpire. With 2020 now behind us, we can confidently say that CLO equity – and our portfolio in particular – weathered yet another storm. For the year ended December 31, 2020, the Company recorded an increase in net assets resulting from operations of $60.9 million, or $1.97 per weighted average common share.2 This represents a GAAP return on our common equity of 19.79% during the year.3 From December 31, 2019 through December 31, 2020, the Company’s NAV increased from $10.59 per common share to $11.18 per common share.

Despite the volatile market environment during much of 2020, the vast majority of CLOs in our portfolio made quarterly cash distributions to the equity without interruption. Cash flows from our investment portfolio during 2020 totaled $91.5 million, or $2.96 per weighted average common share (excluding cash flow from called CLOs), compared to cash flow of $109.6 million, or $4.28 per weighted average common share, for 2019. The year-over-year decline was attributable to a number of factors, including a temporary mismatch in Libor between many CLOs’ assets and liabilities during the second quarter of 2020. This mismatch corrected itself in the third quarter of 2020. More recently, cash flows from our portfolio are above where they

1 Calculated in the aggregate with its affiliate Eagle Point Income Management LLC.

2 “Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.

3 Return on our common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	1

were a year ago. Indeed, the cash collections (excluding cash flows from called CLOs) from our portfolio in January 2021 were 21% greater than in January 2020.

While, on a GAAP basis, our portfolio had a positive total return in 2020, we believe our portfolio still remains cheap to its long-term fundamental value. The weighted average expected yield of our CLO equity portfolio (excluding called CLOs), based on market value, was 21.14% as of December 31, 2020.

The Company benefitted from a solid balance sheet and liquidity position during 2020. We have no financing maturities prior to October 2026 and no secured or “repo”-style financing whatsoever. Thanks to that balance sheet and liquidity positon, during 2020, we were able to deploy over $131 million into new CLO equity and debt investments. Our purchases were made in both the secondary and primary markets, buying with a steady hand when others were, in many cases, forced sellers.

As of December 31, 2020, the weighted average remaining reinvestment period (“WARRP”) of our CLO equity portfolio stands at 2.4 years. This compares to 2.9 years as of December 31, 2019. We believe our CLO portfolio’s relatively long remaining reinvestment period gives our investments greater flexibility and resilience. In today’s stronger markets, we expect to see more “resets” of CLOs in our portfolio, potentially increasing our portfolio’s WARRP.

We also continue to prudently manage the Company’s capital structure. During 2020, the Company continued to raise additional common equity through our at-the-market program. These issuances were beneficial to the Company as shares were issued at a premium to NAV (accretive to NAV by $0.18 per common share) with net proceeds utilized to increase our liquidity and expand our investment portfolio. We also raised a modest amount of capital through the issuance of shares of our 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock”) via our at-the-market program. We redeemed the remaining shares of our 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”) in January 2020.

During the height of the volatility, we repurchased and retired $2.7 million of our 6.75% Notes due 2027 (“ECCY Notes”) and $2.4 million of our 6.6875% Notes due 2028 (“ECCX Notes” and, together with the ECCY Notes, the “Notes”) at an average price of roughly 72 cents on the dollar. Buying our own debt back at meaningful discounts to par saved the Company over $1 million. As of February 9, 2021, both Notes are again trading at premiums to their par amounts.

The Company has engaged a broker-dealer to repurchase opportunistically, on the Company’s behalf, a portion of the Notes through open market transactions. The price and other terms of any such repurchases will depend on prevailing market conditions, our liquidity and other factors. Depending on market conditions, the amount of Note repurchases may be material and may continue through year-end 2021; however, the Company may reduce or extend this timeframe in its discretion and without notice. Any Note repurchases will comply with the provisions of the Investment Company Act of 1940, as amended, and the Securities Exchange

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	2

Act of 1934. Upon any repurchases, the Company intends to retire the Notes, which would reduce our outstanding leverage.

During the year, the Company declared and paid to common stockholders aggregate distributions totaling $1.32 per share of common stock. While our GAAP returns were $1.97 per weighted average common share, due to portfolio positioning at the Company and certain of our underlying investments, over 80% of our common stock cash distributions in 2020 will be treated as a non-taxable return of capital for shareholders.

As of January 31, 2021, management’s unaudited estimate of the range of the Company’s NAV per common share was between $11.95 and $12.05. The midpoint of this range represents an increase of 7.3% compared to the NAV per common share as of December 31, 2020. As of February 9, 2021, we have over $29 million in cash available for investment on our balance sheet.

From our IPO in 2014 through December 31, 2020, our common stock traded on average at a 12.5% premium to NAV. We are keenly aware that our common stock has traded at a discount to NAV more recently, and management believes there are a number of levers available which may help the Company’s common stock price over time.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	3

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “ECC.” As of December 31, 2020, the NAV per share of the Company’s common stock was $11.18. The trading price of our common stock may, and often does, differ from NAV per share. The closing price per share of our common stock was $10.09 on December 31, 2020, representing a 9.75% discount to NAV per share as of such date.4 For the year ended December 31, 2020, the Company’s total return on a market price basis was (19.76)%,5 with our positive GAAP-based performance masked as our market price-to-NAV premium at the beginning of the year turned to a discount at year end.

From our IPO through December 31, 2020, our common stock traded on average at a 12.5% premium to NAV. As of February 9, 2021, the closing price per share of common stock was $11.47, a discount of 4.42% compared to the midpoint of management’s unaudited and estimated NAV range of $11.95 to $12.05 as of January 31, 2021.

In connection with our at-the-market offering program, the Company sold 3,647,743 shares of our common stock during the year ended December 31, 2020 for total net proceeds to the Company of approximately $35.3 million. The Company also sold 29,771 shares of its Series B Term Preferred Stock during the year ended December 31, 2020 for total net proceeds to the Company of approximately $0.7 million.

During 2020, the Company declared and paid to common stockholders aggregate distributions totaling $1.32 per share of common stock. An investor who purchased common stock as part of our IPO at $20.00 per share has received total cash distributions of $14.12 per share since the IPO. A certain portion of these distributions was comprised of a return of capital as described at the time of the applicable distribution.6

4 An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.

5 Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load.

6 To date, as noted on the Company’s website, a portion of certain such distributions has been estimated to be a return of capital.  The actual components of the Company's distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. For the fiscal period ending December 31, 2020, as reported on the Company’s 2020 Form 1099-DIV, distributions made by the Company were comprised of a return of capital, as calculated on a per share basis, of 80.4%. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income”. Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	4

For the year ended December 31, 2020, the Company’s net investment income and net realized capital losses were, in the aggregate, $0.02 per weighted average common share (this measure excludes unrealized appreciation/depreciation), which was below the $1.32 per share in common distributions declared and paid during the year. A meaningful driver of the lower total was a $1.17 per share realized net capital loss, largely attributable to the writedown to amortized cost of certain late-in-life CLOs within our portfolio. There was little (if any) NAV impact from this realized loss as it had already been substantially reflected in NAV through unrealized depreciation in prior quarters.

On April 15, 2020, the Company made the decision to lower its common distributions from $0.20 monthly per share to $0.08 monthly per share. This was not a decision undertaken lightly and was made only after meaningful consideration of the worldwide economic uncertainty caused by COVID-19, with a goal of further strengthening the Company’s liquidity profile.

We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount (up to five percent) to the prevailing market price. We encourage all common stockholders to carefully review the terms of the plan, as they have changed since the 2019 annual report. See “Dividend Reinvestment Plan” in the enclosed report.

Other Securities

In addition to our common stock, the Company has three other securities which trade on the NYSE, which are summarized below:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
7.75% Series B Term Preferred Stock due 2026	ECCB	$47.9 million	7.75%	Monthly	October 2021	October 2026
6.75% Notes due 2027	ECCY	$28.9 million	6.75%	Quarterly	Callable	September 2027
6.6875% Notes due 2028	ECCX	$64.8 million	6.6875%	Quarterly	April 2021	April 2028

As of December 31, 2020, we had debt and preferred securities outstanding which totaled approximately 28.3% of our total assets (less current liabilities). Based on the midpoint of management’s estimated January 31, 2021 NAV, this level stood at 27.5%. Over the long term,

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	5

management expects to operate the Company generally with leverage within a range of 25% to 35% of total assets under normal market conditions. As market conditions evolve, or should significant opportunities present themselves, the Company may incur leverage outside of this range, subject to applicable regulatory and contractual limits.

Monthly Common Distributions

The Company declared three monthly distributions of $0.20 per share of common stock from January 2020 through March 2020, and nine monthly distributions of $0.08 per share of common stock from April 2020 through December 2020, and paid a cumulative $1.32 per share of common stock in 2020.7 We intend to continue declaring monthly distributions on shares of our common stock (and have done so with respect to distributions declared through June 2021), although we note that the actual components and amount of such distributions are subject to variation over time.

Portfolio Overview

2020 Portfolio Update

Our portfolio continues to generate consistent cash flows. During the year ended December 31, 2020, the Company received cash distributions from our portfolio of $97.5 million, or approximately $3.16 per weighted average common share. Excluding distributions from called CLOs, cash flows from our investments totaled $91.5 million during 2020, or $2.96 per weighted average common share.

During the year ended December 31, 2020, the Company made 48 new CLO equity and debt investments with total purchase proceeds of approximately $131.1 million. The Company also sold 32 CLO equity and debt investments, generating aggregate sales proceeds of approximately $57.8 million.

In January 2021, 98% of our CLO equity portfolio, based on market value, that was scheduled to make a cash distribution did so.

Included within the enclosed report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the CLO equity and other unrated investments that we held as of December 31, 2020.

7 A portion of certain such distributions has been estimated to be a return of capital. See also footnote 6.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	6

Market Overview

Loan Market

Senior secured loans to larger US companies comprise the vast majority of our CLOs’ underlying portfolios. The Credit Suisse Leverage Loan Index8 (“CSLLI”), which is a broad index followed by many tracking the corporate loan market, generated a total return of 2.78% in 2020.

For 2020, the S&P 500 Index and Merrill Lynch High Yield Master II Index9 (“MLHYI”) generated returns of 18.40% and 6.17%, respectively.

While the path of performance in the loan market during 2020 did not follow a straight line, the long-term resiliency of the asset class is impressive. Following a first quarter total return of -13% for the CSLLI, loans fully recovered through the balance of the year. While we often tout the structural benefits of CLOs, the raw material (loans) that underlie CLO structures has also proven steadfast year over year from our perspective. Indeed, 2020 was the 27th year of positive total returns for the CSLLI in its 29 years of existence.

Performing loans priced below 80% (typically a price threshold indicative of distress) finished the year representing only 2.2% of the market, a dramatic improvement from their 57% market share on March 23, 2020, according to LCD. For further perspective, the percentage of below 80% loans in the market at year end is lower than the 3.8% at the beginning of 2020.

Rating agency activity was a prominent theme throughout 2020. The year recorded the largest amount of loan downgrades and upgrades in both number and volume. According to J.P. Morgan, 640 companies ($550 billion, or 47% of issuers) were downgraded in 2020. They also reported that 185 companies ($171 billion) were upgraded during the year. In the final three months of 2020, rating agency upgrades of loans outpaced loan downgrades.

While there are typically no prohibitions on a CLO holding CCC-rated loans, the concentration of CCC-rated loans in a CLO is an important metric, given the applicable concentration limits in CLO structures and implications for quarterly cash distributions. In 2020, the average CCC concentration in the CLO market peaked in May at 12%, up from 4% in February. Through November, this figure improved to 8% thanks to a surge in loan prices, rating upgrades and sales of CCC loans by CLO collateral managers, according to data from Nomura. The upward momentum of the loan market reduced pressure on OC cushions in concert, and many CLOs came back onside of their junior OC tests, resuming quarterly cash distributions. At year-end,

8 The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

9 The Merrill Lynch US High Yield Master II Index tracks the performance of US dollar-denominated below investment grade corporate debt publicly issued in the US domestic market.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	7

approximately 93% of CLOs were onside of their OC test, compared to just 75% of CLOs passing in May, according to Citi.

Retail loan funds experienced nearly consistent net outflows since the fourth quarter of 2018. According to J.P. Morgan10, for 2020, mutual funds and ETFs investing in U.S. leveraged loans pulled $27 billion from the asset class, compared to outflows of $38 billion in 2019. For much of the year, the demand for floating rate exposures from retail investors remained subdued given the current and future projections of a low, near-term interest rate environment. This trend reversed itself in December 2020, which was the first month with net inflows into retail loan funds since January 2020, according to LCD. And retail loan funds have continued to experience net inflows so far in 2021.

The total size of the loan market remained substantially unchanged in 2020. According to LCD, total institutional loan issuance in 2020 was $287.8 billion, down 7% from 2019, while total institutional loans outstanding stood at $1.2 trillion as of December 31, 2020, roughly flat to where the market began the year.

The par-weighted default rate finished 2020 at 3.83%, compared to 1.39% in 2019 and the long-term default rate of 2.9%, according to LCD.11 Looking into 2021, major banks predict a weighted default rate of approximately 3.5%, down significantly from initial projections (published in the second quarter of 2020) that neared 10%. At the end of 2020, our underlying exposure to defaulted loans was only 1.24%.

The rate of loan defaults slowed as 2020 drew to a close. In fact, the three-month period from November 2020 to January 2021 was also the lightest stretch of combined defaults/distressed transactions since the three-month period ended September 2018. There were no defaults in January 2021.

From our perspective, the Federal Reserve’s actions in response to the COVID-19 pandemic have helped to shore up liquidity for many U.S. companies. We believe many companies that defaulted during 2020 were in trouble prior to the onset of COVID-19. Certainly, sectors more vulnerable to the pandemic pressures, including retail, entertainment and leisure, gaming and hotels, were more acutely affected and accounted for a significant portion of the year’s defaults.

During 2020, 18% of the loan market repaid at par. Par repayments are an important source of liquidity within CLOs, allowing them to reinvest, including in volatile periods, like those seen in 2020.

10 JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2020 reports).

11 “Par-weighted default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	8

We remain aware of greater leverage and lower interest coverage across the market. Currently, however, the maturity wall is pushed out to 2024 and later. Only 11.7% of the loans in our underlying loan portfolio mature prior to 2024.

CLO Market

The CLO market tallied its own set of records throughout the course of the year. In the span of 9 months, spreads on CLO liabilities reached historically wide levels, before falling to levels roughly the same as those at the beginning of 2020. This represents one of the swiftest market recoveries on record. CLO AAAs began 2020 in the mid-130s (basis points), tightening to 124 in the first quarter, before widening to the mid-190s at the end of June. Yet at year-end, CLO liabilities were almost exactly where they started, back in the mid-130s on December 31, according to S&P LCD. The tightening trend from the second half of 2020 has continued so far in 2021.

One theme that emerged in 2020, and notably one unrelated to pandemic-specific forces, was the entrance of new types of investors in the market for CLO AAA issuances. Historically, CLO AAA issuances have typically been anchored by U.S. and Japanese banking institutions. More recently, however, the asset class has seen a larger and more diversified group of investors, including a large number of insurance companies and asset managers. Competing bids by more players has likely contributed to tightening debt spreads within the new issue market, a direct benefit to CLO equity investors like us.

The CLO new issue market saw a boost of activity into year-end. Tightening CLO liabilities supported by a relatively healthy new issue loan market encouraged a number of market participants to issue CLOs before the end of 2020. According to S&P Capital IQ, total new US CLO issuance in 2020 was $93 billion, compared to $118 billion in the prior year. The final quarter of 2020 recorded the highest issuance for the asset class in the year at approximately $32 billion, according to LCD. Importantly, late 2020 saw many new issue CLOs return to the pre-pandemic norm of 5-year reinvestment and 2-year non-call structures. Static CLOs and new issue CLOs structured with 3-year (or shorter) reinvestment periods that defined the middle of 2020 have thankfully become far less prevalent in the market.

Given the challenging environment for much of the year, the refinancing and reset market was largely muted. In total, reset volume for 2020 was $11.4 billion and refinancing volume was $20.4 billion. Looking ahead, however, expectations for refinancings and resets have increased for 2021. According to Barclays, 16% of the U.S. CLO market will be exiting their reinvestment periods by the beginning of 2021. Candidates for refinancings/resets include CLOs exiting their non-call periods with a higher current average cost of debt; in 2021, we believe these are likely to include most 2020 vintage CLOs with 1-year non-calls as well as a significant number of older

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	9

vintage CLOs from 2017 and 2018. At an average AAA cost of 172 bps and current debt levels hovering around 120 bps, the savings potential of over 50 bps could be meaningful.

Recall that while the cost of a reset is higher than a refinancing, the advantages of extending the life of the transaction are abundant in our view. In a reset, the equity class can typically direct an extension of the reinvestment period, typically for an additional 5-year period and importantly, avoid the costly process of assembling a new portfolio of loans (which can be especially difficult if loans are scarce), while also potentially lowering the cost of debt.

The process for refinancing a CLO is overall less burdensome, but can also introduce meaningful savings over the long term. Following the non-call period, the equity class can typically direct a refinancing of some or all of the CLO liabilities. This typically occurs when the market rate has tightened since the time of original issuance. In general, it is cost effective for a CLO to refinance at a cost savings of at least 15 bps (on AAAs).

According to S&P Capital IQ, 96 CLO collateral managers in the US issued CLOs in 2020. This compares to 108 issuers in 2019.

As we look forward into 2021, our Adviser expects approximately $100 billion of primary CLO issuance, along with approximately $60 billion of resets and $75 billion of refinancing transactions.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Company makes a monthly estimate of NAV and certain additional financial information available to investors via our website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s net investment income and realized capital gains or losses per share for the applicable quarter, if available.

Subsequent Developments

Management’s unaudited estimate of the range of the Company’s NAV per share of common stock was between $11.95 and $12.05 as of January 31, 2021. The midpoint of this range represents an increase of 7.3% compared to the NAV per common share as of December 31, 2020.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	10

On January 29, 2021, the Company paid a monthly distribution of $0.08 per common share to holders of record on January 12, 2021. Additionally, and as previously announced, the Company declared distributions of $0.08 per share of common stock payable on each of February 26, 2021, March 31, 2021, April 30, 2021, May 28, 2021 and June 30, 2021 to holders of record on February 12, 2021, March 12, 2021, April 12, 2021, May 10, 2021 and June 10, 2021, respectively.

On January 29, 2021, the Company paid a monthly distribution of $0.161459 per share of the Company’s Series B Term Preferred Stock to holders of record on January 12, 2021. Additionally, and as previously announced, the Company declared distributions of $0.161459 per share on Series B Term Preferred Stock, payable on each of February 26, 2021, March 31, 2021, April 30, 2021, May 28, 2021 and June 30, 2021 to holders of record on February 12, 2021, March 12, 2021, April 12, 2021, May 10, 2021 and June 10, 2021, respectively.

In the period from January 1, 2021 through February 9, 2021, the Company issued 242,268 shares of Series B Term Preferred Stock pursuant to the “at-the-market” offering, for total net proceeds to the Company of approximately $6.0 million.

In the period from January 1, 2021 through February 9, 2021, the Company received cash distributions on its investment portfolio of $30.8 million. During that same period, the Company made gross new investments totaling $15.1 million. As of February 9, 2021, the Company had over $29 million of cash available for investment.

* * * * *

Despite the volatility of 2020, we are proud that the Company generated a GAAP total return of 19.79%. Management remains keenly focused on continuing to create value for our stockholders.

We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Thomas Majewski

Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the twelve months ended December 31, 2020. The views and opinions in this letter were current as of February 9, 2021. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	11

Page Intentionally Left Blank

Eagle Point Credit Company Inc.

Annual Report – December 31, 2020

Please see footnote disclosures on page 9.	1

Important Information about this Report and Eagle Point Credit Company Inc.

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2020. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Eagle Point Credit Company Inc.

The following information in this annual report is a summary of certain changes during the fiscal year ended December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased shares of our common stock.

During the applicable period, there have been: (i) no material changes to the Company’s investment objectives and policies that have not been approved by shareholders, (ii) no material changes to the Company’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Company; and (iv) no changes to the Company’s charter or bylaws that would delay or prevent a change of control of the Company.

Investment Objectives and Strategies

We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” commencing with our tax year ended November 30, 2014.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs, that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities and securities issued by other securitization vehicles (such as credit-linked notes and collateralized bond obligations or “CBOs”). Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between four and six times prior to a CLO’s pricing. The amount that we will invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by non-U.S. loans or securities of other collective investment vehicles, will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. The CLO securities in which we primarily seek to invest are rated below investment grade or, in the case of CLO equity securities, are unrated, and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which we invest are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments.

These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our stockholders.

“Names Rule” Policy

In accordance with the requirements of the 1940 Act, we have adopted a policy to invest at least 80% of our assets in the particular type of investments suggested by our name. Accordingly, under normal circumstances, we invest at least 80% of the aggregate of our net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, we consider credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, loan accumulation facilities and securities issued by other securitization vehicles, such as credit-linked notes and CBOs; (ii) secured and unsecured floating rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt issued by governments, their agencies, instrumentalities, and central banks; (v) commercial paper and short-term notes; (vi) preferred stock; (vii) convertible debt securities; (viii) certificates of deposit, bankers’ acceptances and time deposits; and (ix) other credit-related instruments. Our investments in derivatives, other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments are counted towards our 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.

This policy is not a fundamental policy of ours and may be changed by our board of directors without prior approval of our stockholders.

Investment Restrictions

Our investment objectives and our investment policies and strategies, except for the eight investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the board of directors without stockholder approval.

The following eight investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

1.	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
2.	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

3.	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;
4.	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;
5.	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by us;
6.	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
7.	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset; and
8.	We may not engage in short sales, purchases on margin, or the writing of put or call options, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our board of directors to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Our 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by our board of directors without stockholder approval. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy. Our investments in derivatives, other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments are counted towards our 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.

Whenever an investment policy or investment restriction set forth in this report or in our prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in our securities. An investment in our securities may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We are designed primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that returns, if any, on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.

The following is a summary of certain principal risks of an investment in us. See the section “Risk Factors” in our prospectus for a more complete discussion of the risks of investing in our securities, including certain risks not summarized below.

Key Personnel Risk. We are dependent upon the key personnel of the Adviser for our future success.

Conflicts of Interest Risk. Our executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the senior investment team, have several conflicts of interest as a result of the other activities in which they engage.

Interest Rate Risk. The price of certain of our investments may be significantly affected by changes in interest rates. Interest rates in the United States are near historic lows, which increases our exposure to risks associated with rising interest rates.

Prepayment Risk. The assets underlying the CLO securities in which we invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance will be adversely impacted.

LIBOR Risk. The CLO equity and debt securities in which we invest earn interest at, and CLOs in which we invest typically obtain financing at, a floating rate based on LIBOR. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. However, subsequent announcements by LIBOR’s administrator and supportive statements from the FCA and other regulators indicate that it is possible that certain of the most widely used USD LIBOR tenors may continue until mid-2023. It is anticipated that LIBOR ultimately will be officially discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear.

Liquidity Risk. Generally, there is no public market for the CLO investments we target. As such, we may not be able to sell such investments quickly, or at all. If we are able to sell such investments, the prices we receive may not reflect our assessment of their fair value or the amount paid for such investments by us.

Incentive Fee Risk. Our incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts our performance. In view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to a general increase in interest rates.

Subordinated Securities. CLO equity and junior debt securities that we may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. Though not exclusively, we will typically be in a first loss or subordinated position with respect to realized losses on the underlying assets held by the CLOs in which we are invested.

High Yield Investment Risk. The CLO equity and junior debt securities that we acquire are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.

Risks of Investing in CLOs and Other Structured Debt Securities. CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Leverage Risk. The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify our risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities in which we are currently invested and in which we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.

We previously incurred leverage through the issuance of our preferred stock and our unsecured notes. We may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, additional shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that the Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

The following table is intended to illustrate the effect of the use of direct leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-17.24%	-10.07%	-2.89%	4.28%	11.45%

(1)	Assumes (i) $518.6 million in pro forma total assets as of December 31, 2020 (adjusted to reflect the issuance in our “at-the-market” offering, from January 1, 2021 through February 9, 2021, of 242,268 shares of our 7.75% Series B Term Preferred Stock (the “Series B Term Preferred Stock”), yielding net proceeds to the Company of approximately $6.0 million, respectively; (ii) $53.9 million in outstanding Series B Term Preferred Stock (adjusted to reflect the issuances described above), $28.9 million in outstanding 6.75% notes due 2027, and $64.8 million in outstanding 6.6875% notes due 2028 (together with the 6.75% notes due 2027, the “Notes”); (iii) $361.6 million in pro forma net assets as of December 31, 2020 (adjusted to reflect the issuances described above); and (iv) an annualized average interest rate on our indebtedness and preferred equity, as of December 31, 2020 (adjusted to reflect the issuances described above), of 7.09%.

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 2.02% to cover annual interest and dividend payments on our outstanding indebtedness and preferred equity.

Credit Risk. If (1) a CLO in which we invest, (2) an underlying asset of any such CLO or (3) any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV and/or market price would be adversely impacted.

Fair Valuation of Our Portfolio Investments. Generally there is no public market for the CLO investments we target. As a result, we value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we ultimately realize on one or more of our investments.

Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. We can offer no assurances that sufficient investment opportunities for our capital will be available.

Non-Diversification Risk. We are a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk. Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of our investments. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, reduce the availability of suitable investment opportunities for us, or adversely and materially affect the value of our investments, any of which would negatively affect our business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk. We may invest in loan accumulation facilities, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks.

Currency Risk. Although we primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.

Hedging Risk. Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks.

Reinvestment Risk. CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or as may be required to satisfy a CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Refinancing Risk. If we incur debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If we fail to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow, and holders of our common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk. If we fail to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions, and the amount of such distributions, to our common stockholders and for payments to the holders of our other obligations.

Derivatives Risk. Derivative instruments in which we may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, and OTC trading risks. In addition, a small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of derivative transactions, we could lose the entire amount of our investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk. We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.

Global Economy Risk. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

COVID-19 Pandemic Risk. The COVID-19 pandemic has created economic and financial disruptions and contributed to increased volatility in global financial markets. The pandemic has affected certain countries, regions, companies, industries and market sectors more dramatically than others and will likely continue to do so. It is not known how long the impact of the COVID-19 pandemic will last or the severity thereof. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, there can be no assurance that these measures will be adequate.

Additional Information

The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

Information contained on our website is not incorporated by reference into this Annual Report and you should not consider information contained on our website to be part of this Annual Report or any other report we file with the SEC.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of December 31, 2020. The summary of portfolio investments excludes categories of investments whose aggregate value represents a de minimis percentage of the Company’s net asset value.
[2]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity and related investments (i.e. loan accumulation facilities) held by the Company as of December 31, 2020 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2020 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, December 2020 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2020 and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity investments held by the Company as of December 31, 2020.
[3]	We obtain exposure in underlying senior secured loans indirectly through CLOs and related investments.
[4]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity and loan accumulation facility portfolio.
[5]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.
[6]	Certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown; if they were reflected, they would represent 4.0%.

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity and related investments held by the Company as of December 31, 2020 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2020 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 12/31/2020)[1]

Cash: $5.5 million[1]

Summary of Underlying Portfolio Characteristics (as of 12/31/2020)[2]
Number of Unique Underlying Loan Obligors	1,540
Largest Exposure to an Individual Obligor	1.02%
Average Individual Loan Obligor Exposure	0.06%
Top 10 Loan Obligors Exposure	6.04%
Currency: USD Exposure	99.85%
Aggregate Indirect Exposure to Senior Secured Loans[3]	97.86%
Weighted Average Junior OC Cushion	1.84%
Weighted Average Market Value of Loan Collateral	96.56%
Weighted Average Stated Loan Spread	3.61%
Weighted Average Loan Rating[4]	B+/B
Weighted Average Loan Maturity	4.6 years
Weighted Average Remaining CLO Reinvestment Period	2.4 years

Please see footnote disclosures on page 9.	10

The top ten underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2020 are provided below:

Top 10 Underlying Obligors[2]

Obligor	% of Total
Altice International	1.0%
TransDigm	0.8%
American Airlines Inc	0.6%
Asurion	0.6%
Sinclair Television Group	0.6%
Caesars Entertainment	0.5%
CenturyLink	0.5%
Virgin Media Investment Holdings	0.5%
Univision Communications	0.5%
Bass Pro Group LLC	0.5%
Total	6.0%

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2020 are provided below:

Top 10 Industries of Underlying Obligors[2,5,6]

Industry	% of Total
Technology	10.8%
Health Care	8.7%
Publishing	8.1%
Telecommunications	5.4%
Commercial Services & Supplies	5.3%
Financial Intermediaries	5.2%
Lodging & Casinos	4.9%
Building & Development	3.5%
Chemicals & Plastics	3.2%
Diversified Insurance	3.2%
Total	58.3%

The credit ratings distribution of the underlying obligors on a look-through basis to the Company’s December 31, 2020 is provided below:

Rating Distribution of Underlying Obligors[2,4]

 The maturity distribution of the underlying loan obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2020 is provided below:

Maturity Distribution of Underlying Obligors[2]

Please see footnote disclosures on page 9.

Fees and Expenses

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of the Company’s common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on historical fees and expenses incurred by the Company, as appropriate. In addition, such amounts are based on the Company’s pro forma total assets as of December 31, 2020, which have been adjusted to reflect the issuance in the Company’s “at-the-market” offering of 242,268 shares of our Series B Term Preferred Stock from January 1, 2021 through February 9, 2021, yielding net proceeds to the Company of approximately $6.0 million, which would mean that the Company’s adjusted total assets are assumed to equal approximately $518.6 million. As of December 31, 2020, and pro forma for the issuances described above (excluding any distributions paid after December 31, 2020), the Company’s leverage, including the outstanding Notes and Series B Term Preferred Stock, represented approximately 29.1% of the Company’s total assets (less current liabilities). Such expenses, and actual leverage incurred by the Company, may vary in the future. Whenever this report (or other Company disclosures, including the Company’s prospectus) contain a reference to fees or expenses paid by the Company, the Company’s common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	—%(1)
Offering expenses borne by the Company	—%(2)
Dividend reinvestment plan expenses	Up to $15(3)
Total stockholder transaction expenses	—%
Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.03%(4)
Incentive fee payable under the Investment Advisory Agreement (20%)	2.10%(5)
Interest payments on borrowed funds	2.98%(6)
Other expenses	0.82%(7)
Total annual expenses	7.93%

(1)	In the event that the Company sells its securities publicly through underwriters or agents (including each underwritten offering by selling stockholders), the related prospectus supplement will disclose the applicable sales load.

(2)	In the event that the Company sells its securities publicly through underwriters or agents (including each underwritten offering by selling stockholders), the related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on the Company’s behalf), the offering price and the offering expenses borne by the Company as a percentage of the offering price.

(3)	The expenses associated with the dividend reinvestment plan are included in “Other expenses.” If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.07 per share brokerage commission from the proceeds. See the section “Dividend Reinvestment Plan,” below.

(4)	The Company’s base management fee is calculated and payable quarterly in arrears at an annual rate equal to 1.75% of the Company’s “Total Equity Base,” or the NAV attributable to the common stock and the paid-in or stated capital of the Company’s preferred stock. See the section “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” in the Company’s prospectus for additional information regarding the calculation of the base management fee. The base management fee referenced in the table above is based on actual amounts incurred during the three months ended December 31, 2020, annualized for a full year, and reflects the pro forma effect of the issuance of 242,268 shares of preferred stock from January 1, 2021 through February 9, 2021 in the “at-the-market” offering as described above, yielding net proceeds to the Company of approximately $6.0 million, as if such shares were issued at the start of such period. In addition, such amount reflects the $47.9 million of the Company’s Series B Term Preferred Stock outstanding as of December 31, 2020, the Company’s NAV for such period (as adjusted to account for the actions described above), and the $93.7 million aggregate principal amount of the Company’s Notes outstanding as of December 31, 2020 (on which management fees are not payable). For purposes of this table, the SEC requires that the “Base management fee” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the management fee were calculated instead as a percentage of the Company’s total assets (as adjusted for the assumptions described above), the Company’s base management fee would be approximately 1.41% of total assets.

(5)	The incentive fee referenced in the table above assumes the pro forma effect of the issuance of shares of the Company’s preferred stock from January 1, 2021 through February 9, 2021 in the Company’s “at-the-market” offering as described above, yielding net proceeds to the Company of approximately $6.0 million, as if such shares were issued at the start of such period, and that such pro forma assets representing common stock earn a return that is the same as the return on the Company’s total deployed assets during the three months ended December 31, 2020, annualized for a full fiscal year and is based on the total assets assumed for such period. The Company has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding quarter, subject to a hurdle of 2.00% of the Company’s NAV and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that the Company has not yet received in cash. However, the portion of the incentive fee that is attributable to deferred interest (such as payment-in-kind, or “PIK,” interest or original issue discount, or “OID”) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. No incentive fees are payable to the Adviser in respect of any capital gains.

The incentive fee in each calendar quarter is paid to the Adviser as follows:

•	no incentive fee in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of the Company’s NAV;
•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of the Company’s NAV in any calendar quarter. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of the Company’s NAV) is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of the Company’s NAV in any calendar quarter; and
•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of the Company’s NAV in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser). For a more detailed discussion of the calculation of this fee, see “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” in the Company’s prospectus.

(6)	“Interest payments on borrowed funds” represents the Company’s annualized interest expense and includes dividends payable on the Company’s Series B Term Preferred Stock and interest payable on the Notes, each as outstanding on December 31, 2020, and includes the pro forma effect of the issuance of shares of the Company’s preferred stock from January 1, 2021 through February 9, 2021 in the Company’s “at-the-market” offering as described above, which, in the aggregate, have a weighted average interest rate of 7.09% per annum. The Company may issue additional shares of preferred stock or debt securities. In the event that the Company were to issue additional shares of preferred stock or debt securities, the Company’s borrowing costs, and correspondingly its total annual expenses, including, in the case of such preferred stock, the base management fee as a percentage of the Company’s net assets attributable to common stock, would increase.

(7)	“Other expenses” includes the Company’s overhead expenses, including payments under the Administration Agreement based on the Company’s allocable portion of overhead and other expenses incurred by Eagle Point Administration LLC (“Eagle Point Administration”), the administrator to the Company and an affiliate of the Adviser, and payment of fees in connection with outsourced administrative functions, and are based on estimated amounts for the current fiscal year. See “Related Party Transactions — Administrator” in the Notes to Consolidated Financial Statements. “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Company, compensation of independent directors, and cost and expenses relating to rating agencies.

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses that you would pay, directly or indirectly, on a $1,000 investment in shares of the Company’s common stock for the time periods indicated, assuming (1) total annual expenses of 5.83% of net assets attributable to the Company’s common stock and (2) a 5% annual return*:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$58	$173	$287	$562

* The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. In addition, because the example assumes a 5% annual return, the example does not reflect the payment of the incentive fee. The Company’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Consolidated Financial Statements for the Year Ended
December 31, 2020 (Audited)

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of December 31, 2020

(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $566,001,742)	$483,510,895
Cash and cash equivalents	4,760,926
Interest receivable	16,798,399
Receivable for securities sold	7,092,425
Prepaid expenses	426,890
Total Assets	512,589,535

LIABILITIES
6.6875% Unsecured Notes due 2028, at fair value under the fair value option (aggregate principal amount of $64,847,575) (Note 7)	64,795,697

7.75% Series B Term Preferred Stock due 2026 (Note 6):
7.75% Series B Term Preferred Stock due 2026 (1,914,497 shares outstanding)	47,862,425
Unamortized deferred issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(1,686,692)
Net 7.75% Series B Term Preferred Stock due 2026 less associated unamortized deferred issuance costs	46,175,733

6.75% Unsecured Notes due 2027 (Note 7):
6.75% Unsecured Notes due 2027	28,887,200
Unamortized deferred issuance costs associated with 6.75% Unsecured Notes due 2027	(884,138)
Net 6.75% Unsecured Notes due 2027 less associated unamortized deferred issuance costs	28,003,062

Payable for securities purchased	6,379,427
Incentive fee payable	3,064,453
Management fee payable	1,790,202
Professional fees payable	287,000
Directors' fees payable	198,750
Administration fees payable	189,845
Tax expense payable	20,000
Other expenses payable	24,678
Total Liabilities	150,928,847

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to 32,354,890 shares of $0.001 par value common stock outstanding	$361,660,688

NET ASSETS consist of:
Paid-in capital (Note 5)	$452,139,467
Aggregate distributable earnings (losses)	(90,991,677)
Accumulated other comprehensive income (loss)	512,898
Total Net Assets	$361,660,688
Net asset value per share of common stock	$11.18

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2020

(expressed in U.S. dollars)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Debt (5)
Avery Point V CLO, Limited	CLO Secured Note - Class F (5.72% due 07/17/26)	06/06/18	$920,358	$84,029	$84,029	0.02%
CIFC Funding 2015-III, Ltd.	CLO Secured Note - Class F-R (7.02% due 04/19/29)	02/23/18	2,450,000	2,375,223	1,960,000	0.54%
Cutwater 2015-I, Ltd.	CLO Secured Note - Class E-R (6.19% due 01/15/29)	10/15/18	2,756,250	2,717,682	2,099,436	0.58%
Dryden 53 CLO, Ltd.	CLO Secured Note - Class F (7.74% due 01/15/31)	11/28/17	830,000	808,282	747,000	0.21%
Flagship CLO VIII, Ltd.	CLO Secured Note - Class F-R (6.07% due 01/16/26)	01/18/18	8,429,615	2,316,458	2,316,458	0.64%
HarbourView CLO VII-R, Ltd.	CLO Secured Note - Class F (8.49% due 07/18/31) (6)	05/17/18	786,323	745,985	238,020	0.07%
Marathon CLO VII Ltd.	CLO Secured Note - Class D (5.62% due 10/28/25)	02/08/18	3,075,107	1,614,431	1,614,431	0.45%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D-R (6.66% due 10/18/31) (6)	08/14/18	4,301,223	4,231,010	2,642,671	0.73%
Marathon CLO XI Ltd.	CLO Secured Note - Class D (5.72% due 04/20/31)	02/06/18	1,650,000	1,650,000	1,240,140	0.34%
Octagon Investment Partners 27, Ltd.	CLO Secured Note - Class F-R (8.09% due 07/15/30)	07/05/18	900,000	846,214	797,040	0.22%
OZLM XXII, Ltd.	CLO Secured Note - Class D (5.52% due 01/17/31)	02/05/18	900,000	896,464	769,230	0.21%
Steele Creek CLO 2019-1, Ltd.	CLO Secured Note - Class E (7.25% due 04/15/32)	03/22/19	3,091,000	2,949,552	2,914,813	0.81%
				21,235,330	17,423,268	4.82%
CLO Equity (7) (8)
ALM VIII, Ltd.	CLO Preferred Shares (estimated yield of 0.00% due 10/20/28) (9)	06/02/16	8,725,000	320,509	261,750	0.07%
Anchorage Credit Funding 12, Ltd.	CLO Income Note (estimated yield of 7.90% due 10/25/38)	09/04/20	9,250,000	9,250,000	9,100,392	2.52%
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 0.00% due 04/15/25) (9)	06/06/14	11,177,500	143,026	111,775	0.03%
Ares XXXIV CLO Ltd.	CLO Subordinated Note (estimated yield of 18.65% due 04/17/33)	09/16/20	14,900,000	8,001,161	8,951,807	2.48%
Ares XLI CLO Ltd.	CLO Income Note (estimated yield of 3.86% due 01/15/29) (10)	11/29/16	19,470,000	13,465,085	10,534,887	2.91%
Ares XLIII CLO Ltd.	CLO Income Note (estimated yield of 5.42% due 10/15/29) (10)	04/04/17	20,100,000	14,495,889	11,708,054	3.24%
Ares XLVII CLO Ltd.	CLO Subordinated Note (estimated yield of 23.18% due 04/15/30)	10/22/20	8,500,000	5,461,250	6,590,195	1.82%
Ares LI CLO Ltd.	CLO Income Note (estimated yield of 15.14% due 04/15/31) (10)	01/25/19	12,289,349	9,351,645	9,653,751	2.67%
Atrium XI	CLO Subordinated Note (estimated yield of 0.00% due 10/23/25) (9)	02/07/17	5,903,000	10,178	5,903	0.00%
Avery Point V CLO, Limited	CLO Income Note (estimated yield of 0.00% due 07/17/26) (11)	10/16/14	13,687,500	68,438	68,438	0.02%
Bain Capital Credit CLO 2016-2, Limited	CLO Income Note (estimated yield of 0.00% due 01/15/29) (10) (11)	11/30/16	16,700,000	10,544,942	5,552,908	1.54%
Barings CLO Ltd. 2018-I	CLO Income Note (estimated yield of 11.27% due 04/15/31) (10)	02/23/18	20,808,000	15,483,625	13,697,097	3.79%
Barings CLO Ltd. 2019-I	CLO Income Note (estimated yield of 15.80% due 04/15/31) (10)	02/12/19	11,150,000	8,779,628	8,805,052	2.43%
Barings CLO Ltd. 2019-II	CLO Income Note (estimated yield of 15.02% due 04/15/31) (10)	03/15/19	14,450,000	10,625,153	10,221,852	2.83%
Barings CLO Ltd. 2020-I	CLO Income Note (estimated yield of 22.05% due 10/15/32) (10)	09/04/20	5,550,000	3,957,827	4,921,760	1.36%
Battalion CLO IX Ltd.	CLO Income Note (estimated yield of 17.11% due 07/15/31) (10)	07/09/15	18,734,935	12,949,816	13,163,427	3.64%
Battalion CLO 18 Ltd.	CLO Income Note (estimated yield of 21.06% due 10/15/32) (10)	08/25/20	8,400,000	6,882,146	8,619,652	2.38%
Birchwood Park CLO, Ltd.	CLO Income Note (estimated yield of 0.00% due 07/15/26) (9)	05/23/17	1,575,000	28,843	23,625	0.01%
BlueMountain CLO 2013-2 Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/22/30) (11)	10/21/14	5,000,000	3,026,710	914,872	0.25%
BlueMountain CLO 2018-1 Ltd.	CLO Subordinated Note (estimated yield of 57.87% due 07/30/30)	03/26/20	5,550,000	1,290,375	2,191,715	0.61%
BlueMountain CLO XXIV Ltd.	CLO Subordinated Note (estimated yield of 23.74% due 04/20/31)	06/16/20	7,375,000	4,704,897	5,715,113	1.58%
BlueMountain CLO XXV Ltd.	CLO Subordinated Note (estimated yield of 21.62% due 07/15/32)	06/23/20	6,525,000	4,586,326	5,271,127	1.46%
Bowman Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 11/23/25) (11)	10/29/15	8,180,000	1,799,600	1,799,600	0.50%
Bristol Park CLO, Ltd.	CLO Income Note (estimated yield of 10.09% due 04/15/29) (10)	11/01/16	34,250,000	23,123,306	20,142,187	5.57%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (estimated yield of 17.93% due 07/15/31)	06/02/16	10,800,000	4,277,476	3,891,887	1.08%
Carlyle US CLO 2017-4, Ltd.	CLO Income Note (estimated yield of 8.27% due 01/15/30)	10/13/17	7,874,061	5,752,946	4,705,931	1.30%
CIFC Funding 2013-II, Ltd.	CLO Income Note (estimated yield of 9.61% due 10/18/30) (10)	06/06/14	17,265,625	7,364,134	6,030,999	1.67%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 4.65% due 01/18/31) (10)	06/06/14	16,033,750	8,512,812	6,376,248	1.76%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 9.30% due 10/22/31)	02/17/15	19,725,000	9,340,157	7,533,533	2.08%
CIFC Funding 2014-IV-R, Ltd.	CLO Income Note (estimated yield of 0.00% due 10/17/30) (11)	08/05/14	7,500,500	3,974,018	2,475,165	0.68%
CIFC Funding 2015-III, Ltd.	CLO Income Note (estimated yield of 3.60% due 04/19/29) (10)	06/23/15	9,724,324	5,068,465	4,032,648	1.12%
CIFC Funding 2019-III, Ltd.	CLO Subordinated Note (estimated yield of 12.29% due 07/16/32)	04/18/19	2,875,000	2,300,000	2,128,530	0.59%
CIFC Funding 2019-IV, Ltd.	CLO Income Note (estimated yield of 12.48% due 07/15/32) (10)	06/07/19	14,000,000	10,904,146	10,253,113	2.84%
CIFC Funding 2020-I, Ltd.	CLO Income Note (estimated yield of 19.53% due 07/15/32) (10)	06/12/20	9,400,000	7,495,080	9,277,088	2.57%
CIFC Funding 2020-IV, Ltd.	CLO Income Note (estimated yield of 19.70% due 01/15/34) (10)	12/11/20	7,900,000	6,373,949	6,373,949	1.76%
Cutwater 2015-I, Ltd.	CLO Income Note (estimated yield of 0.00% due 01/15/29) (10) (11)	05/01/15	31,100,000	15,974,783	10,129,071	2.80%
Dewolf Park CLO, Ltd.	CLO Income Note (estimated yield of 9.14% due 10/15/30) (10)	08/10/17	7,700,000	5,750,034	4,814,051	1.33%
Dryden 53 CLO, Ltd.	CLO Income Note (estimated yield of 16.12% due 01/15/31)	11/28/17	7,684,999	5,212,381	5,212,592	1.44%
Dryden 64 CLO, Ltd.	CLO Subordinated Note (estimated yield of 36.93% due 04/18/31)	05/11/20	9,600,000	4,728,110	6,888,949	1.90%
Dryden 66 Euro CLO 2018 B.V.(12)	CLO Subordinated Note (estimated yield of 9.00% due 01/18/32)	11/08/18	1,025,000	969,884	895,648	0.25%
Dryden 68 CLO, Ltd.	CLO Income Note (estimated yield of 15.58% due 07/15/49) (10)	05/30/19	13,150,000	9,957,670	10,013,676	2.77%
Dryden 85 CLO, Ltd.	CLO Income Note (estimated yield of 18.73% due 10/15/32) (10)	09/17/20	8,225,000	6,688,570	7,672,890	2.12%
Eaton Vance CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 27.60% due 01/20/30)	06/05/20	5,247,500	2,587,904	3,283,413	0.91%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 0.00% due 01/16/26) (10) (11)	10/02/14	27,360,000	213,244	213,244	0.06%
Greenwood Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 18.14% due 04/15/31)	03/02/20	1,945,000	1,329,299	1,411,736	0.39%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/22/25) (11)	09/12/14	5,750,000	8,625	8,625	0.00%
HarbourView CLO VII-R, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 07/18/31) (11)	09/29/17	1,100,000	399,175	7,587	0.00%
Lake Shore MM CLO I Ltd.	CLO Income Note (estimated yield of 12.97% due 04/15/30) (10)	03/08/19	14,550,000	10,736,570	8,555,146	2.37%
Madison Park Funding VIII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 04/22/22) (9)	08/18/16	9,050,000	34,173	22,625	0.01%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (estimated yield of 17.36% due 10/15/2049)	08/22/16	6,462,500	3,832,648	3,945,490	1.09%
Madison Park Funding XXII, Ltd.	CLO Subordinated Note (estimated yield of 16.52% due 1/15/2033)	10/30/18	6,327,082	4,450,714	4,536,407	1.25%
Madison Park Funding XXXII, Ltd.	CLO Subordinated Note (estimated yield of 17.63% due 01/22/48)	10/08/19	7,200,000	4,668,411	5,036,323	1.39%
Madison Park Funding XL, Ltd.	CLO Subordinated Note (estimated yield of 11.82% due 02/28/47)	06/02/16	10,960,000	5,648,205	4,875,255	1.35%
Madison Park Funding XLIV, Ltd.	CLO Subordinated Note (estimated yield of 18.81% due 01/23/48)	11/16/18	8,744,821	5,700,939	6,107,488	1.69%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 05/13/28) (11)	06/06/14	6,375,000	2,702,885	191,250	0.05%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/28/25) (11)	10/30/14	10,526,000	52,630	52,630	0.01%
Marathon CLO VIII Ltd.	CLO Income Note (estimated yield of 5.55% due 10/18/31)	06/16/15	16,333,000	10,043,518	4,208,485	1.16%
Marathon CLO X Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 11/15/29) (11)	08/09/17	2,550,000	1,787,731	637,500	0.18%
Marathon CLO XI Ltd.	CLO Subordinated Note (estimated yield of 7.74% due 04/20/31)	02/06/18	2,075,000	1,718,945	832,700	0.23%
Marathon CLO XII Ltd.	CLO Subordinated Note (estimated yield of 7.68% due 04/18/31)	09/06/18	4,500,000	3,770,721	2,267,510	0.63%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2020

(expressed in U.S. dollars)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Equity (7) (8)
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 0.00% due 07/15/29) (11)	06/06/14	$4,037,500	$1,879,191	$1,332,375	0.37%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 07/15/29) (10) (11)	06/06/14	16,534,625	9,297,922	5,789,192	1.60%
Octagon Investment Partners 26, Ltd.	CLO Income Note (estimated yield of 25.02% due 07/15/30) (10)	03/23/16	13,750,000	6,848,819	8,081,525	2.23%
Octagon Investment Partners 27, Ltd.	CLO Income Note (estimated yield of 18.68% due 07/15/30) (10)	05/25/16	11,804,048	6,367,519	6,632,450	1.83%
Octagon Investment Partners 44, Ltd.	CLO Income Note (estimated yield of 17.90% due 07/20/32) (10)	06/19/19	13,500,000	10,547,341	11,652,912	3.22%
Octagon Investment Partners 46, Ltd.	CLO Income Note (estimated yield of 18.62% due 07/15/33) (10)	06/26/20	10,650,000	8,549,096	9,813,485	2.71%
Octagon Investment Partners 50, Ltd.	CLO Income Note (estimated yield of 19.50% due 10/16/33) (10)	10/06/20	9,250,000	7,511,925	7,368,428	2.04%
OFSI BSL VIII, Ltd.	CLO Income Note (estimated yield of 0.00% due 08/16/37) (10) (11)	07/18/17	7,719,320	5,839,278	3,171,443	0.88%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/20/25) (9)	09/05/14	6,750,000	101,398	50,625	0.01%
Steele Creek CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 05/21/29) (11)	07/26/17	8,100,000	4,443,972	1,863,000	0.52%
Steele Creek CLO 2018-1, Ltd.	CLO Income Note (estimated yield of 12.82% due 04/15/48) (10)	03/28/18	11,370,000	8,418,407	6,308,403	1.74%
Steele Creek CLO 2019-1, Ltd.	CLO Income Note (estimated yield of 13.20% due 04/15/49) (10)	03/22/19	8,500,000	6,516,234	5,031,651	1.39%
Vibrant CLO V, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 01/20/29) (11)	04/27/17	4,200,000	3,000,551	1,470,000	0.41%
Wind River 2013-2 CLO Ltd.	CLO Income Note (estimated yield of 2.98% due 10/18/30) (10)	06/06/14	11,597,500	7,078,483	4,286,007	1.19%
Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 3.88% due 07/18/31)	05/05/16	9,681,764	5,217,550	3,756,397	1.04%
Wind River 2014-2 CLO Ltd.	CLO Income Note (estimated yield of 0.00% due 01/15/31) (11)	12/21/16	2,205,627	1,051,305	595,519	0.16%
Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 6.46% due 10/22/31)	12/17/14	11,000,000	6,727,083	4,968,753	1.37%
Wind River 2016-1 CLO Ltd.	CLO Income Note (estimated yield of 0.00% due 07/15/28) (10) (11)	05/18/16	13,050,000	8,354,537	6,070,536	1.68%
Wind River 2017-1 CLO Ltd.	CLO Income Note (estimated yield of 2.84% due 04/18/29) (10)	02/02/17	14,950,000	10,333,423	7,973,970	2.20%
Wind River 2017-3 CLO Ltd.	CLO Income Note (estimated yield of 10.93% due 10/15/30) (10)	08/09/17	18,150,000	13,582,086	11,830,904	3.27%
Wind River 2018-1 CLO Ltd.	CLO Income Note (estimated yield of 18.25% due 07/15/30) (10)	06/22/18	15,750,000	11,564,864	11,636,017	3.22%
Wind River 2019-2 CLO Ltd.	CLO Income Note (estimated yield of 21.59% due 01/15/33) (10)	09/20/19	13,470,000	9,475,703	11,245,879	3.11%
Zais CLO 3, Limited	CLO Income Note (estimated yield of 3.94% due 07/15/31) (10)	04/08/15	16,871,644	9,007,918	2,930,536	0.81%
Zais CLO 5, Limited	CLO Subordinated Note (estimated yield of 0.00% due 10/15/28) (11)	09/23/16	5,950,000	3,409,184	297,500	0.08%
Zais CLO 6, Limited	CLO Subordinated Note (estimated yield of 0.00% due 07/15/29) (11)	05/03/17	11,600,000	7,072,565	2,088,000	0.58%
Zais CLO 7, Limited	CLO Income Note (estimated yield of 0.00% due 04/15/30) (11)	09/11/17	12,777,500	8,596,651	2,914,141	0.81%
Zais CLO 8, Limited	CLO Subordinated Note (estimated yield of 0.00% due 04/15/29) (11)	10/11/18	750,000	555,722	157,500	0.04%
Zais CLO 9, Limited	CLO Subordinated Note (estimated yield of 1.98% due 07/20/31)	10/29/18	2,390,000	1,808,097	638,227	0.18%
				531,838,151	452,881,696	125.23%
Loan Accumulation Facilities (7) (13)
Steamboat VIII, Ltd.	Loan Accumulation Facility (Income Notes) (14)	12/31/19	7,138,500	610,755	672,710	0.19%
Steamboat XV, Ltd.	Loan Accumulation Facility (Income Notes)	09/10/20	8,720,000	8,720,000	8,725,179	2.41%
Steamboat XVI, Ltd.	Loan Accumulation Facility (Income Notes)	10/14/20	3,250,000	3,250,000	3,251,122	0.90%
				12,580,755	12,649,011	3.50%
Common Stock
Engineering Services
McDermott International Ltd	Common Stock	12/31/20	679,171	347,506	556,920	0.15%

Total investments at fair value as of December 31, 2020				$566,001,742	$483,510,895	133.70%

Liabilities valued at fair value option (15)
6.6875% Unsecured Notes due 2028	Unsecured Note		$(64,847,575)	$(64,847,575)	$(64,795,697)	-17.92%
				$(64,847,575)	$(64,795,697)	-17.92%

Net assets above (below) fair value of investments and liabilities at fair value					(57,054,510)

Net assets as of December 31, 2020					$361,660,688

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	CLO debt, CLO equity, and loan accumulation facilities are restricted and categorized as structured finance securities.
(3)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company.
(4)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.
(5)	CLO debt positions reflect the coupon rates as of December 31, 2020.
(6)	As of December 31, 2020, the investment includes interest income capitalized as additional investment principal ("PIK" Interest). The PIK interest rate for CLO debt positions represents the coupon rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(7)	The fair value of CLO equity and loan accumulation facility investments are classified as Level III investments. See Note 3 "Investments" for further discussion.
(8)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The estimated yield and investment cost may ultimately not be realized. As of December 31, 2020, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 11.03%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 11.05%.
(9)	As of December 31, 2020 the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of December 31, 2020, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(12)	Investment is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	Fair value of loan accumulation facility investment includes the market value of the underlying loans held or the price at which the loan accumulation facility could sell its assets in an orderly transaction between market participants. See Note 3 "Investments" for further discussion.
(15)	The Company has accounted for its 6.6875% notes due 2028 utilizing the fair value option election under ASC Topic 825. Accordingly, the Series 2028 Notes will be carried at fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations

For the year ended December 31, 2020

(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$58,544,329
Other income	5,001,913
Total Investment Income	63,546,242

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	160,480
Interest expense on 7.75% Series B Term Preferred Stock due 2026	3,866,078
Interest expense on 6.75% Unsecured Notes due 2027	2,095,109
Interest expense on 6.6875% Unsecured Notes due 2028	4,377,311
Total Interest Expense on Preferred Stock and Unsecured Notes	10,498,978

Incentive fee	8,858,750
Management fee	5,428,023
Professional fees	1,145,974
Administration fees	843,243
Directors' fees	397,499
Tax expense	100,379
Other expenses	793,753
Total Expenses	28,066,599

Incentive fee voluntarily waived by the Adviser (Note 4)	(106,898)

Net Expenses	27,959,701

NET INVESTMENT INCOME	35,586,541

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	(37,013,548)
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	(443,753)
Net realized gain (loss) on retirement of Unsecured Notes (Note 7)	1,332,441
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	61,032,150
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	392,395
NET REALIZED AND UNREALIZED GAIN (LOSS)	25,299,685

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$60,886,226

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Comprehensive Income

For the year ended December 31, 2020

(expressed in U.S. dollars)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$60,886,226

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,582,010
Total Other Comprehensive Income (Loss)	1,582,010

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$62,468,236

(1)	See Note 2 "Summary of Significant Accounting Policies- Other Financial Assets and Financial Liabilities at Fair Value" for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

	For the	For the
	year ended	year ended
	December 31, 2020	December 31, 2019
Net increase (decrease) in net assets resulting from operations:
Net investment income	$35,586,541	$34,246,718
Net realized gain (loss) on investments, foreign currency and cash equivalents	(37,013,548)	(7,421,004)
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	(443,753)	(537,713)
Net realized gain (loss) on retirement of Unsecured Notes (Note 7)	1,332,441	-
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	61,032,150	(32,875,481)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	392,395	(2,104,354)
Total net increase (decrease) in net assets resulting from operations	60,886,226	(8,691,834)

Other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,582,010	(2,536,191)
Total other comprehensive income (loss)	1,582,010	(2,536,191)

Common stock distributions paid to stockholders:
Total earnings distributed	(7,882,396)	(35,882,952)
Common stock distributions from tax return of capital	(32,400,708)	(25,630,680)
Total common stock distributions paid to stockholders	(40,283,104)	(61,513,632)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	35,325,525	85,871,153
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	877,171	3,015,521
Total capital share transactions	36,202,696	88,886,674

Total increase (decrease) in net assets	58,387,828	16,145,018
Net assets at beginning of period	303,272,860	287,127,842
Net assets at end of period	$361,660,688	$303,272,860

Capital share activity:
Shares of common stock sold pursuant to the Company's "at the market" program	3,647,743	5,279,110
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	75,028	199,690
Total increase (decrease) in capital share activity	3,722,771	5,478,800

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows

For the year ended December 31, 2020

(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$60,886,226

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(225,132,679)
Proceeds from sales of investments and repayments of principal (1)	193,806,341
Payment-in-kind interest	(198,522)
Net realized (gain) loss on investments, foreign currency and cash equivalents	37,013,548
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	443,753
Net realized gain (loss) on retirement of Unsecured Notes (Note 7)	(1,332,441)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	(392,395)
Net change in unrealized (appreciation) depreciation on investments, foreign currency and cash equivalents	(61,032,150)
Net amortization (accretion) included in interest expense on 7.75% Series A Term Preferred Stock due 2022	13,714
Net amortization (accretion) included in interest expense on 7.75% Series B Term Preferred Stock due 2026	214,406
Net amortization (accretion) included in interest expense on 6.75% Unsecured Notes due 2027	99,023
Net amortization (accretion) of premiums or discounts on CLO debt securities	(75,670)
Changes in assets and liabilities:
Interest receivable	(4,423,925)
Prepaid expenses	(1,114)
Incentive fee payable	986,922
Management fee payable	201,184
Professional fees payable	76,000
Administration fees payable	41,516
Directors' fees payable	33,124
Tax expense payable	(8,000)
Other expenses payable	2,361

Net cash provided by (used in) operating activities	1,221,222

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(40,283,104)
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	35,325,525
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan, net of change in receivable for shares of common stock issued	1,232,555
Issuance of 7.75% Series B Term Preferred Stock due 2026 pursuant to the Company's "at the market" program	744,275
Deferred debt issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(13,145)
Redemption of 7.75% Series A Term Preferred Stock due 2022 (Note 6)	(22,725,000)
Repurchase of 6.6875% Unsecured Notes due 2028 (Note 7)	(1,700,080)
Repurchase of 6.75% Unsecured Notes due 2027 (Note 7)	(2,044,640)
Net cash provided by (used in) financing activities	(29,463,614)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(28,242,392)

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	111,574

EFFECT OF NET REALIZED AND UNREALIZED GAIN (LOSS) ON CASH AND CASH EQUIVALENTS	22,718

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	32,869,026

CASH AND CASH EQUIVALENTS, END OF PERIOD	$4,760,926

Supplemental disclosure of non-cash financing activities:
Change in receivable for shares of common stock issued	$355,384

Supplemental disclosures:
Cash paid for interest expense on 7.75% Series A Term Preferred Stock due 2022	$146,766
Cash paid for interest expense on 7.75% Series B Term Preferred Stock due 2026	$3,651,672
Cash paid for interest expense on 6.75% Unsecured Notes due 2027	$1,996,086
Cash paid for interest expense on 6.6875% Unsecured Notes due 2028	$4,377,311
Cash paid for franchise taxes	$108,050

(1)	Proceeds from sales or maturity of investments includes $38,993,880 of return of capital on CLO equity portfolio investments from recurring cash flows and distributions from called deals and $6,220,157 of proceeds from the liquidation of loan accumulation facility investment.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other securities and instruments related to these investments or that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities (“LAFs”). From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of December 31, 2020, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company. As of December 31, 2020, Sub I and Sub II represent 22.7% and 3.1% of the Company’s net assets, respectively.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.
•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.
•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and LAFs, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10 Fair Value Option (“ASC 825”) allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

for purchased CLO debt securities.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Company does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the year ended December 31, 2020 was $3,956,432.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock,” and collectively with the Series A Term Preferred Stock, the “Preferred Stock”), and interest, paid and accrued, associated with its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), and its Series 2028 Notes (collectively with the Series 2027 Notes, the “Unsecured Notes”).

For the year ended December 31, 2020, the Company incurred a total of $4,026,558 in interest expense on its Preferred Stock, of which $0 was payable as of December 31, 2020. For the year ended December 31, 2020, the Company incurred a total of $6,472,420 in interest expense on the Unsecured Notes, of which $0 was payable as of December 31, 2020.

Interest expense also includes the Company’s amortization of deferred issuance costs associated with its Preferred Stock and certain Unsecured Notes, as well as amortization of original issue discounts and accretion of premiums associated with its Series B Term Preferred Stock.

See Note 6 “Mandatorily Redeemable Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to Preferred Stock issuances and Unsecured Notes issuances, respectively.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

Deferred Issuance Costs

Deferred issuance costs on liabilities, which the Company does not measure at fair value under the FVO, consist of fees and expenses incurred in connection with the issuance of Preferred Stock and certain Unsecured Notes, as well as unamortized original issue discounts and premiums. The deferred issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Preferred Stock and certain Unsecured Notes. Amortization of deferred issuance costs is reflected in interest expense on Preferred Stock and interest expense on certain Unsecured Note balances in the Consolidated Statement of Operations. In the event of an early redemption or retirement of the Preferred Stock or certain Unsecured Notes, the remaining balance of unamortized deferred issuance costs associated with such Preferred Stock or certain Unsecured Notes will be accelerated into net realized loss.

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions and subsequent retirement as a realized gain in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. The Company held $0 in cash equivalent balances as of December 31, 2020.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s current shelf registration and ATM program. Such costs are allocated to paid-in-capital for each transaction pro-rata based on gross proceeds relative to the total potential offering amount.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5 Investment Companies – Investment Company Activities – Recognition during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to stockholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required. The Company has adopted November 30th as its fiscal tax year end. The Company intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remains open for three years. The Company has analyzed its tax positions for the year ended December 31, 2020, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Company’s financial statements.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized capital gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

For the tax year ended November 30, 2020, the estimated components of distributable earnings, on a tax basis, were as follows:

For the tax year ended November 30, 2020
Undistributed ordinary income	$-
Capital loss carryforward	(18,566,677)
Net unrealized depreciation	(117,173,435)

The tax character of distributions declared and paid on the Company’s common shares and preferred stock for the tax year ended November 30, 2020 were ordinary dividends of $14,880,532 and return of capital of $32,400,708 and for the tax year ended November 30, 2019 were ordinary dividends of $42,176,416 and return of capital of $25,630,680 and for the tax year ended November 30, 2018 were ordinary dividends of $39,143,538 and return of capital of $19,478,443 and for the tax year ended November 30, 2017 were ordinary dividends of $59,679,146 and return of capital of $952,542. Tax information for the tax year ended November 30, 2020 is estimated and is not considered final until the Company files its tax return.

As of December 31, 2020, the Company’s tax cost for federal income tax purposes was $543,317,305. Accordingly, accumulated net unrealized depreciation on investments held by the Company was $(59,806,410), consisting of $49,865,788 gross unrealized appreciation and $(109,672,198) gross unrealized depreciation.

To the extent that the Company has determined that its estimated current year annual taxable income will be in excess of estimated current year distributions from such income, the Company accrues and pays excise tax on its estimated excess taxable income that has not been distributed. The Company has not accrued U.S. federal excise

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

tax for the year ended December 31, 2020 as common distributions are expected to cover taxable income for the period.

For the year ended December 31, 2020, the Company incurred $100,050 in Delaware franchise tax expense.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

For the year ended December 31, 2020, the Company declared and paid distributions on common stock of $40,283,104 or $1.32 per share.

For the year ended December 31, 2020, the Company paid dividends on the Series A Term Preferred Stock (now fully extinguished) of $146,766 or approximately $0.16 per share.

For the year ended December 31, 2020, the Company declared and paid dividends on the Series B Term Preferred Stock of $3,651,672 or approximately $1.94 per share.

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2020:

Fair Value Measurement
	Level I	Level II	Level III	Total

Assets
CLO Debt	$-	$17,423,268	$-	$17,423,268

CLO Equity	-	-	452,881,696	452,881,696

Loan Accumulation Facilities	-	-	12,649,011	12,649,011

Common Stock	-	556,920	-	556,920

Total Assets at Fair Value	$-	$17,980,188	$465,530,707	$483,510,895

Liabilities at Fair Value Under FVO
6.6875% Unsecured Notes Due 2028	$64,795,697	$-	$-	$64,795,697

Total Liabilities at Fair Value Under FVO	$64,795,697	$-	$-	$64,795,697

The changes in investments classified as Level III are as follows for the year ended December 31, 2020:

Change in Investments Classified as Level III
	CLO Equity		Loan Accumulation Facilities		Total
Beginning Balance at January 1, 2020	$375,057,520		$16,354,307		$391,411,827

Purchases of investments	93,369,560	(1)	71,438,530		164,808,090

Proceeds from sales or maturity of investments	(45,914,815	)(2)	(75,283,451	)(1)(3)	(121,198,266)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	30,369,431		139,625		30,509,056

Balance as of December 31, 2020(4)	$452,881,696		$12,649,011		$465,530,707

Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2020	$56,400,438		$68,256		$56,468,694

(1)	Includes $50,026,941 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.
(2)	Includes $38,993,880 of return of capital on portfolio investments from recurring cash flows and distributions from called deals.
(3)	Includes $6,220,157 of proceeds from the liquidation of a loan accumulation facility investment.
(4)	There were no transfers into or out of level III investments during the period.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Valuation of CLO Equity

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate the fair value of each CLO equity investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of December 31, 2020. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of December 31, 2020. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of December 31, 2020	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$445,199,757	Discounted Cash Flows	Annual Default Rate(2)	0.00% - 5.52%
			Annual Prepayment Rate (2)(3)	20.00% - 25.00%
			Reinvestment Spread	3.16% - 5.12% / 3.57%
			Reinvestment Price(2)	97.00% - 99.00%
			Recovery Rate	67.81% - 70.00% / 69.63%
			Expected Yield	6.53% - 79.77% / 21.14%

(1) Weighted average calculations are based on the fair value of investments.
(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
(3) 0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, indicative broker quotations and data reported by trustees. As a result, fair value assets of $12,649,011 have been excluded from the preceding table. Additionally, the preceding table excludes $6,373,949 of fair value of newly issued CLO equity valued at

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

transacted cost and $1,307,990 of fair value of assets pertaining to called CLO equity that has not yet been paid down and CLO equity with expected yields below 0% and over 100%.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Common Stock

Common stock held by the company is valued using the bid side of an indicative broker quotation as of the reporting date.

The Adviser categorizes common stock held by the Company as a Level II investment as it is traded in over the counter markets and not listed on a major stock exchange as of the reporting date.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820 Fair Value Measurements and Disclosures utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e. exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e. exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

Valuation of Series 2028 Notes

The Series 2028 Notes are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. In December 2019, an initial outbreak of COVID-19 was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world, which has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and likely will affect countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Company and its underlying investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, there can be no assurance that these measures will be adequate.

To the extent the Company’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. The COVID-19 pandemic and related government-imposed restrictions have imposed severe financial harm on certain industries to which the Company is exposed indirectly through its CLOs investments’ underlying loan assets. For example, the airline and hotel industries have experienced sharp declines in revenue due to restrictions on travel, hospitals and other healthcare companies have experienced financial losses as a result of increased expenses and declining revenue as patients choose to delay elective or routine procedures, and many casino operators have been forced to limit operations due to the imposition of mandatory business closures and to address social distancing guidelines.

To date, certain of the CLOs in which the Company invests have experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades have caused, and may continue to cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Company holds to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

payment. In addition, defaults and downgrades of underlying obligors have caused, and may continue to cause, a decline in the value of CLO securities generally. If CLO cash flows or income decrease as a result of the pandemic, the portion of the Company’s distribution comprised of a return of capital could increase or distributions could be reduced.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate in the right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks of Investing in Loan Accumulation Facilities

The Company invests in LAFs, which are short- to medium-term facilities often provided by a bank that will serve as placement agent or arranger in a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through equity and junior debt tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

LIBOR Risk

The CLO equity and debt securities in which the Company invests earn interest at, and CLOs in which it invests typically obtain financing at, a floating rate based on LIBOR.

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom's financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons, indicating that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after such time, and that planning a transition to alternative references rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average ("SONIA") must begin. However, subsequent announcements by LIBOR's administrator and supportive statements from the FCA and other regulators indicate that it is possible that certain of the most widely used USD LIBOR tenors may continue until mid-2023. It is anticipated that LIBOR ultimately will be officially discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. In the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been certain issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

At this time, it is not possible to predict the effect of the FCA’s announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined. As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying assets of a CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invests.

If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of CLOs, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the Company’s net investment income and portfolio returns.

Low Interest Rate Environment

As of the date of the financial statements, interest rates in the United States are at historic lows due to the U.S. Federal Reserve’s recent lowering of certain interest rates as part of its efforts to ease the economic effects of the COVID-19 pandemic. With the historically low interest rates, there is a risk that interest rates will rise once the COVID-19 pandemic abates. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the applicable LIBOR floor (which can typically range from 0.00% to 1.00% depending on the loan), there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

Leverage Risk

The Company has incurred leverage through the issuances of the Preferred Stock and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there is effectively a layering of leverage in the Company’s overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income,

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Low Or Unrated Securities Risks

The Company invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to collateralized loan obligation and other collateralized debt obligation tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $5,428,023 for the year ended December 31, 2020, and has a payable balance of $1,790,202 as of December 31, 2020.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $8,858,750 for the year ended December 31, 2020, and has a payable balance of $3,064,453 as of December 31, 2020. For the year ended December 31, 2020, the Adviser has voluntarily waived a portion of the incentive fee in the amount of $106,898. The waived incentive fee is not subject to recoupment by the Adviser.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the year ended December 31, 2020 , the Company was charged a total of $843,243 in administration fees consisting of $672,290 and $170,953, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $189,845 was payable as of December 31, 2020.

Affiliated Ownership

As of December 31, 2020, the Adviser and senior investment team held an aggregate of 4.9% of the Company’s common stock and 0.12% of the Series B Term Preferred Stock. This represented 4.6% of the total outstanding

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

voting stock of the Company as of December 31, 2020. Additionally, the senior investment team held an aggregate of 1.6% and 0.4% of the Series 2027 Notes and Series 2028 Notes, respectively, as of December 31, 2020.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	COMMON STOCK

As of December 31, 2019, there were 100,000,000 shares of common stock authorized, of which 28,632,119 shares were issued and outstanding.

On November 22, 2019, the Company launched an at-the-market (“ATM”) offering to sell up to $125,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on November 22, 2019 and additional supplements thereafter. The offering expired on May 29, 2020.

On May 29, 2020, the Company filed a new shelf registration statement with 100,000,000 shares of common stock authorized, of which 29,855,586 shares were issued and outstanding at the time of filing. As a result of the new shelf registration, $183,826 in remaining prepaid expense balance associated with the previous shelf registration was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.

On June 1, 2020, the Company launched a new ATM offering to sell up to $125,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on June 1, 2020 and additional supplements thereafter. As a result of the new ATM offering, $76,959 in remaining prepaid expense balance associated with the previous ATM program was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.

For the year ended December 31, 2020, the Company sold 3,647,743 shares of its common stock, pursuant to the ATM offerings for total net proceeds to the Company of $35,325,525. In connection with such sales, the Company paid a total of $703,027 in sales agent commissions.

For the year ended December 31, 2020, 75,028 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of $877,171.

As of December 31, 2020, there were 100,000,000 shares of common stock authorized, of which 32,354,890 shares were issued and outstanding.

6.	MANDATORILY REDEEMABLE PREFERRED STOCK

As of December 31, 2020, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,914,497 shares of Series B Term Preferred Stock were issued and outstanding.

The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after October 29, 2021, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

members of the Board.

On November 22, 2019 the Company launched an ATM offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25,000,000, pursuant to a prospectus supplement filed with the SEC on November 22, 2019 and additional supplements thereafter. The offering expired on May 29, 2020.

On June 1, 2020 the Company launched a new ATM offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25,000,000, pursuant to a prospectus supplement filed with the SEC on June 1, 2020 and additional supplements thereafter.

For the year ended December 31, 2020, the Company sold 29,771 shares of its Series B Term Preferred Stock, pursuant to the ATM offerings for total proceeds to the Company of $731,130. In connection with such sales, the Company paid a total of $14,933 in sales agent commissions.

On January 31, 2020 (the “Redemption Date”), the Company redeemed all of the outstanding Series A Term Preferred Stock at a redemption price of $25 per share of Series A Term Preferred Stock, plus an amount equal to all accrued and unpaid dividends and distributions on each share accumulated to (but excluding) the Redemption Date. Upon the redemption of the Series A Term Preferred Stock, the Company accelerated $443,753 of unamortized debt issuance costs into net realized loss on extinguishment of Preferred Stock in the Consolidated Statement of Operations. The Series A Term Preferred Stock has been delisted from the NYSE.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	UNSECURED NOTES

As of December 31, 2020, there was $28,887,200 in aggregate principal amount of Series 2027 Notes and $64,847,575 in aggregate principal amount of Series 2028 Notes issued and outstanding.

The Unsecured Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2027 Notes will mature on September 30, 2027 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2027 Notes in whole or in part at any time or from time to time at the Company’s option.

The Series 2028 Notes will mature on April 30, 2028 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2028 Notes in whole or in part at any time or from time to time at the Company’s option, on or after April 30, 2021.

The Company has accounted for its Series 2028 Notes utilizing the FVO under ASC 825. Accordingly, the Series 2028 Notes are measured at fair value under the FVO.

The estimated change in fair value of the Series 2028 Notes attributable to market risk for the year ended December 31, 2020 is $392,395, which is recorded as unrealized depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series 2028 Notes attributable to instrument-specific credit risk for the year ended December 31, 2020 is $1,582,010 which is recorded as unrealized depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as the 10-Year Markit CDX

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

North America Investment Grade Index.

The Company has engaged a broker-dealer to repurchase opportunistically, on the Company’s behalf, a portion of the Company’s Unsecured Notes through open market transactions.  The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors.  Depending on market conditions, the amount of Unsecured Note repurchases may be material and may continue through year-end 2021; however, the Company may reduce or extend this timeframe in its discretion and without notice. Any Unsecured Note repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934.  Upon repurchase, the Company intends to retire the Unsecured Notes reducing the Company’s outstanding leverage.

For the year ended December 31, 2020, the Company has repurchased on the open market and subsequently retired $2,737,800 in aggregate principal amount of the Series 2027 Notes for a total cost of $2,044,640 or an approximate 25.3% discount to the Series 2027 Notes’ principal amount. Upon the retirement of the Series 2027 Notes, the Company recognized $602,421 of net realized gain on retirement of Unsecured Notes which is reflected in the Consolidated Statement of Operations, which was net of $90,739 of realized loss associated with the acceleration of unamortized deferred issuance costs of such Series 2027 Notes.

For the year ended December 31, 2020, the Company has repurchased on the open market and subsequently retired $2,430,100 in aggregate principal amount of the Series 2028 Notes for a total cost of $1,700,080 or an approximate 30.0% discount to the Series 2028 Notes’ principal amount. Upon the retirement of the Series 2028 Notes, the Company recognized $730,020 of net realized gain on retirement of Unsecured Notes which is reflected in the Consolidated Statement of Operations.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of December 31, 2020, and as of December 31, 2019:

Asset Coverage of Preferred Stock and Debt Securities

	As of	As of
	December 31, 2020	December 31, 2019
Total assets	$512,589,535	$474,763,713
Less liabilities and indebtedness not represented by senior securities	(11,954,355)	(4,241,821)
Net total assets and liabilities	$500,635,180	$470,521,892

Preferred Stock	$47,862,425	$69,843,150
Unsecured Notes	93,734,775	98,902,675
	$141,597,200	$168,745,825

Asset coverage of preferred stock (1)	354%	279%
Asset coverage of debt securities (2)	534%	476%

(1) The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2) The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of December 31, 2020, the Company had no unfunded commitments.

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

11.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures– Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820.  The amendments are designed to provide more decision useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company has fully adopted the provisions of ASU 2018-13, which did not have a significant impact on the Company’s consolidated financial statements and related disclosures.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), Receivables —

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2020

Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities. ASU 2020-08 is an update of Accounting Standards Update No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. The Company is currently evaluating the impact, if any, of applying this amendment.

12.	SUBSEQUENT EVENTS

On November 13, 2020, the Company declared three separate distributions of $0.08 per share on its common stock. The first distribution of $2,588,391 or $0.08 per share was paid on January 29, 2021 to holders of record as of January 12, 2021. The additional distributions are payable on each of February 26, 2021 and March 31, 2021 to holders of record as of February 12, 2021 and March 12, 2021, respectively.

On November 13, 2020, the Company declared three separate distributions of $0.161459 per share of its Series B Term Preferred Stock. The first distribution was paid on January 29, 2021 to holders of record as of January 12, 2021. The additional distributions are payable on each of February 26, 2021 and March 31, 2021 to holders of record as of February 12, 2021 and March 12, 2021, respectively.

On February 10, 2021, the Company declared three separate distributions of $0.08 per share on its common stock. The distributions are payable on each of April 30, 2021, May 28, 2021 and June 30, 2021 to holders of record as of April 12, 2021, May 10, 2021 and June 10, 2021, respectively.

On February 10, 2021, the Company declared three separate distributions of $0.161459 per share of its Series B Term Preferred Stock. The distributions are payable on each of April 30, 2021, May 28, 2021 and June 30, 2021 to holders of record as of April 12, 2021, May 10, 2021 and June 10, 2021, respectively.

For the period of January 1, 2021 to February 22, 2021, the Company sold 0 shares of its common stock and 242,268 shares of its Series B Term Preferred Stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $6.0 million. In connection with such sales, the Company paid a total of $0.1 million in sales agent commissions.

Management’s unaudited estimate of the range of the Company’s NAV per common share as of January 31, 2021 was $11.95 to $12.05.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
Per Share Data	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value at beginning of period	$10.59	$12.40	$16.77	$17.48	$13.72

Net investment income (1) (2)	1.15	1.34	1.59	1.88	2.14

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents (2) (3)	0.49	(1.29)	(3.92)	(0.12)	3.88

Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option (2)	0.01	(0.08)	0.06	-	-

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	1.65	(0.03)	(2.27)	1.76	6.02

Common stock distributions from net investment income (4)	(0.26)	(1.40)	(1.51)	(2.60)	(2.40)

Common stock distributions from net realized gains on investments (4)	-	-	-	-	-

Common stock distributions from tax return of capital (4)	(1.06)	(1.00)	(0.89)	(0.05)	-

Total common stock distributions declared to stockholders (4)	(1.32)	(2.40)	(2.40)	(2.65)	(2.40)

Common stock distributions based on weighted average shares impact	0.02	-	0.01	-	-

Total common stock distributions	(1.30)	(2.40)	(2.39)	(2.65)	(2.40)

Effect of other comprehensive income (2) (10)	0.05	(0.10)	0.06	-	-

Effect of paid-in capital contribution (2)	-	-	0.06	-	-

Effect of shares issued (5)	0.20	0.77	0.29	0.27	0.18

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (5)	(0.02)	(0.07)	(0.12)	(0.11)	(0.04)

Effect of shares issued in accordance with the Company's dividend reinvestment plan	0.01	0.02	-	0.02	-

Net effect of shares issued	0.19	0.72	0.17	0.18	0.14

Net asset value at end of period	$11.18	$10.59	$12.40	$16.77	$17.48

Per share market value at beginning of period	$14.61	$14.21	$18.81	$16.71	$16.43

Per share market value at end of period	$10.09	$14.61	$14.21	$18.81	$16.71

Total return (6)	-19.76%	20.15%	-13.33%	29.45%	17.42%

Shares of common stock outstanding at end of period	32,354,890	28,632,119	23,153,319	18,798,815	16,474,879

Ratios and Supplemental Data:

Net asset value at end of period	$361,660,688	$303,272,860	$287,127,842	$315,256,439	$288,047,335
Ratio of expenses to average net assets (7) (8)	10.56%	10.00%	9.85%	10.43%	10.69%
Ratio of net investment income to average net assets (7) (8)	13.44%	10.64%	9.76%	10.77%	13.72%
Portfolio turnover rate (9)	52.80%	34.83%	40.91%	41.16%	55.32%
Asset coverage of preferred stock	354%	279%	246%	268%	286%
Asset coverage of debt securities	534%	476%	477%	537%	722%

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

Footnotes to the Financial Highlights:

(1)	Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred issuance costs associated with the Preferred Stock are reflected in net investment income, and totaled ($0.12) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2020, ($0.25) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2019, ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, and ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016.
(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of the period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at the end of each respective period. The final tax characteristics of the Company’s earnings cannot be determined until tax returns are filed after the end of the fiscal year and may vary from these estimates.
(5)	Represents the effect per share of the Company’s ATM offerings as well as the Company’s follow-on offerings. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(6)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load.
(7)	Ratios include distributions paid to preferred stockholders. Additionally, ratios for the year ended December 31, 2020, for the year ended December 31, 2019 and for the year ended December 31, 2018 reflect the portion of incentive fee voluntarily waived by the Adviser of 0.06%, 0.03% and 0.09% of average net assets, respectively.
(8)	Ratios for the years ended December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017, and December 31, 2016 include interest expense on the Preferred Stock and the Unsecured Notes of 3.97%, 4.18%, 4.16%, 4.20%, and 3.47% of average net assets, respectively. Ratios for the year ended December 31, 2016 also include excise taxes of 0.26% of average net assets.
(9)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.
(10)	Effect of other comprehensive income is related to income/(loss) deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)

Eagle Point Credit Company Inc. & Subsidiaries

Supplemental Information

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)
For the year ended December 31, 2020
Preferred Stock	$47,862,425	$88.39	$25	$24.25
Unsecured Notes	$93,734,775	$5,340.98	N/A	$23.93

For the year ended December 31, 2019
Preferred Stock	$69,843,150	$69.71	$25	$26.04
Unsecured Notes	$98,902,675	$4,757.42	N/A	$25.47

For the year ended December 31, 2018
Preferred Stock	$92,568,150	$61.55	$25	$25.78
Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08

For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96

For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Series 2020 Notes	$59,998,750	$7,221.89	N/A	$25.29

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB) and (b) $25 principal amount of the Unsecured Notes (NYSE: ECCX, ECCY, ECCZ) for each day during the year ended December 31, 2020 (ECCA included through date of full redemption on January 31, 2020) , and for each day during the years ended December 31, 2019, December 31, 2018 (ECCX new issuance included as of April 30, 2018; ECCZ included through date of full redemption on May 22, 2018), December 31, 2017, and December 31, 2016, for which the applicable security was listed on the NYSE.

KPMG LLP
345 Park Avenue New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Eagle Point Credit Company, Inc.:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Credit Company, Inc. & Subsidiaries (the Company), including the consolidated schedule of investments, as of December 31, 2020, the related consolidated statements of operations, comprehensive income and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related consolidated notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Accompanying Supplemental Information

We have previously audited, in accordance with the standards of the PCAOB, the consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2019, 2018, 2017, and 2016, and the related consolidated statements of operations, cash flows and changes in net assets for the two-year period then ended, and the related consolidated notes, and the consolidated statement of comprehensive income for the year ended December 31, 2019 (none of which are presented herein), and we expressed unqualified opinions on those consolidated financial statements. The senior securities table on page 46 has been subjected to audit procedures performed in conjunction with the audit of the Company’s consolidated financial statements. The senior securities table is the responsibility of the Company’s management. Our audit procedures included determining whether the senior securities table reconciles to the consolidated financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the senior securities table. In forming our opinion on the senior securities table, we evaluated whether the senior securities table, including its form and content, is presented in conformity with the instructions in Form N-2. In our opinion, the senior securities table is fairly stated, in all material respects, in relation to the consolidated financial statements as a whole.

We have served as the auditor of one or more Eagle Point Credit Management LLC advised companies since 2014.

New York, New York

February 22, 2021

Price Range of Common Stock

Our common stock began trading on October 8, 2014 and is currently traded on the NYSE under the symbol “ECC.” The following table lists the high and low closing sale price for our common stock, the high and low closing sale price as a percentage of NAV and distributions declared per share each quarter since January 1, 2019.

		Closing Sales Price		Premium (Discount) of High Sales Price	Premium (Discount) of Low Sales Price	Distributions
Period	NAV(1)	High	Low	to NAV(2)	to NAV(2)	Declared(3)
Fiscal year ending December 31, 2019(4)
First quarter	$13.70	$17.50	$14.41	27.7%	5.2%	$0.60
Second quarter	$13.45	$17.98	$16.85	33.7%	25.3%	$0.60
Third quarter	$11.45	$19.38	$14.96	69.2%	30.6%	$0.60
Fourth quarter	$10.59	$17.09	$14.07	61.4%	32.9%	$0.60
Fiscal year ending December 31, 2020(5)
First quarter	$6.12	$15.88	$5.11	159.5%	(16.5)%	$0.60
Second quarter	$7.45	$8.30	$5.05	11.4%	(32.2)%	$0.48
Third quarter	$8.45	$8.62	$6.94	2.0%	(17.9)%	$0.24
Fourth quarter	$11.18	$10.45	$7.48	(6.5)%	(33.1)%	$0.24

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Represents the cash distributions (including dividends, dividends reinvested and returns of capital, if any) per share that we have declared on our common stock in the specified quarter. Tax characteristics of distributions will vary.
(4)	For the fiscal year ending December 31, 2019, as reported on the Company’s 2020 Form 1099-DIV, distributions made by the Company were comprised of a return of capital, as calculated on a per share basis, of 41.7% (or $1.00 per share of common stock).
(5)	For the fiscal year ending December 31, 2020, as reported on the Company’s 2020 Form 1099-DIV, distributions made by the Company were comprised of a return of capital, as calculated on a per share basis, of 80.4% (or $1.06 per share of common stock).

Shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that the Company’s shares of common stock will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that the Company’s NAV will decrease. It is not possible to predict whether the Company’s shares will trade at, above or below NAV in the future. Our NAV per share was $11.18 as of December 31, 2020. The closing sales price for shares of the Company’s common stock on the NYSE on December 31, 2020 was $10.09, which represented a 9.7% discount to NAV per share. On February 9, 2021, the last reported closing sales price of the Company’s common stock was $11.47 per share. As of January 31, 2021, there were 14 stockholders of record of the Company’s common stock (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

Dividend Reinvestment Plan

The Company has amended its dividend reinvestment plan (“DRIP”). Under the amended DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer & Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.

The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s NAV). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the New York Stock Exchange or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.

The number of shares of common stock to be credited to each participant’s account will be determined by dividing the aggregate dollar amount of the distribution by 95% of the closing market price per share of common stock on the payment date, provided that if 95% of the closing market price per share of common stock on the payment date is below the Company’s last determined NAV per share, then the number of shares to be credited to each participant’s account pursuant to the DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the closing market price per share.

In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser and its affiliates. Each of our directors also serves as a director of Eagle Point Income Company Inc., a registered investment company for which an affiliate of our Adviser serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Interested Directors[2]

Thomas P. Majewski Age: 46	Class III Director and Chief Executive Officer	Since inception; Term expires 2023	Managing Partner of Eagle Point Income Management LLC since September 2018; Managing Partner of Eagle Point Credit Management LLC since September 2012.	Eagle Point Income Company Inc.

James R. Matthews Age: 53	Class II Director and Chairperson of the Board	Since inception; Term expires 2022	Principal of Stone Point Capital LLC since October 2011.	Eagle Point Income Company Inc.

Independent Directors

Scott W. Appleby Age: 56	Class I Director	Since inception; Term expires 2021	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.	Eagle Point Income Company Inc.

Kevin F. McDonald Age: 54	Class III Director	Since inception; Term expires 2023	Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017.	Eagle Point Income Company Inc.

Paul E. Tramontano Age: 59	Class II Director	Since inception; Term expires 2022	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015.	Eagle Point Income Company Inc.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Jeffrey L. Weiss Age: 59	Class I Director	Since inception; Term expires 2021	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Income Company Inc.

[1]	The business address of each of our directors is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.
[3]	Eagle Point Income Company Inc. is considered to be in the same fund complex as us and, as a result, each director serves as a director of two investment companies in the same complex.

The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointcreditcompany.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 53	Chief Financial Officer and Chief Operating Officer	Since July 2014

Chief Financial Officer and Chief Operating Officer of Eagle Point Income Company Inc. since October 2018; Chief Financial Officer of Eagle Point Credit Management LLC since July 2014 and Eagle Point Income Management LLC since October 2018; Chief Operating Officer of Eagle Point Credit Management LLC since August 2014 and Eagle Point Income Management since October 2018.

Nauman S. Malik Age: 40	Chief Compliance Officer	Since September 2015

Chief Compliance Officer of Eagle Point Income Company Inc. since October 2018; General Counsel of Eagle Point Credit Management LLC since June 2015 and Eagle Point Income Management LLC since October 2018; Chief Compliance Officer of Eagle Point Credit Management LLC from September 2015 to March 2020 and Eagle Point Income Management LLC from October 2018 to March 2020.

Courtney B. Fandrick Age: 38	Secretary	Since August 2015

Chief Compliance Officer of Eagle Point Credit Management LLC and Eagle Point Income Management LLC since April 2020; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC from December 2014 to March 2020 and Eagle Point Income Management LLC from October 2018 to March 2020; Secretary of Eagle Point Income Company Inc. since October 2018.

[1]	The business address of each of our officers is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Director and Officer Compensation

Our independent directors received compensation from the Company in the amounts set forth in the following table during the fiscal year ended December 31, 2020.

Name	Aggregate Compensation from the Company[1,2]
Scott W. Appleby	$91,667
Kevin F. McDonald	$87,083
Paul E. Tramontano	$87,083
Jeffrey L. Weiss	$98,542
TOTAL	$364,375	*

* Reflects $41,667, $39,583, $39,583, and $44,792 relating to the year ended December 31, 2019 that was payable to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively, and paid during the fiscal year ended December 31, 2020; does not reflect $198,750 relating to the year ended December 31, 2020 that was paid during the month ended January 31, 2021, which amount was comprised of $50,000, $47,500, $47,500 and $53,750 paid to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively.

[1]	For a discussion of the independent directors’ compensation, see below.
[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the Board, each independent director receives an annual fee of $95,000, as well as reasonable out-of-pocket expenses incurred in attending Board and committee meetings. The chairman of the audit committee receives an additional annual fee of $12,500 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities.

No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently reapproved by the Board in May 2020.

Stockholder Meeting Information

An annual meeting of stockholders of the Company was held on May 15, 2020. At the meeting, the two nominees for re-election as Class III directors, Thomas P. Majewski and Kevin F. McDonald, were each elected to serve as a director for a term expiring at the Company’s 2023 annual meeting or until his successor is duly elected and qualified. A discussion regarding the voting at such meeting is available in our Semiannual Report for the period ended June 30, 2020. A copy of the Semiannual Report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Investment Advisory Agreement

Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in our Semiannual Report for the period ended June 30, 2020. A copy of the Semiannual Report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s pre-effective amendment to its registration statement on Form N-2 filed on May 29, 2020 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2020 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing made with the SEC on August 17, 2020, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Tax Information

For the tax year ended November 30, 2020, the Company recorded distributions on our common stock equal to $1.44 per share or $43.3 million.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards.  We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Credit Management, LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

*                                 *                                 *

End of Annual Report. Back Cover Follows.

EAGLE POINT
CREDIT COMPANY

Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Credit Company Inc. (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of directors has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of directors has determined that Jeffrey Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2019 and December 31, 2020 were $271,700 and $245,500, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended December 31, 2019 and December 31, 2020 were $153,500, and $79,250 respectively. The fees incurred in the 2019 and 2020 fiscal years were in connection with the registrant’s “at the market” common and preferred stock issuance programs and the filings of its shelf registration statements during the period.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2019 and December 31, 2020 were $140,505 and $132,870, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal years ended December 31, 2019 and December 31, 2020 were $0 and $0, respectively.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal years ended December 31, 2019 and December 31, 2020, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $414,505 and $212,120, respectively. For the years ended, December 31, 2019 and December 31, 2020, these fees were for the services rendered in connection with advisory, tax compliance, tax advice, tax planning, track record verification, “at the market” common and preferred stock issuance programs and filings of its shelf registration statements during the period for the registrant and for the registrant’s investment adviser. These fees exclude any fees paid by Eagle Point Income Management LLC.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrant

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Credit Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent directors, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 8. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2020.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). The Adviser provides investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and Directors, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. In addition, certain personnel of the Adviser also serve as members of the investment committee of an affiliate of the Adviser or otherwise may be involved in providing research, analysis, valuation and/or other support services to such affiliate or other affiliates of the Adviser. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser has conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities. For example, the registrant may be limited in its ability to invest in CLOs managed by certain affiliates of the Adviser.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser and certain of its affiliates, subject to certain conditions including (i) that a majority of the registrant’s directors who have no financial interest in the transaction and a majority of the registrant’s directors who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s Directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is the Managing Partner and founder of the Adviser, and serves as a director, Chairman and Chief Executive Officer of Eagle Point Income Company Inc. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. Mr. Majewski’s experience in the CLO market dates back to the 1990s. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s Board of Managers and Eagle Point Credit Management’s investment committee. Mr. Majewski is also the Managing Partner of Eagle Point Income Management, LLC, the adviser to Eagle Point Income Company Inc. and an affiliate of the Adviser.

Prior to joining Eagle Point Credit Management LLC in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLO Banking at RBS Securities Inc., or “RBS,” from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd. and AE Capital Advisers (US) LLC, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLO banking at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski serves as a member of the board of managers and investment committee of Marble Point, and as a director of Marble Point Loan Financing Limited, an investment fund managed by Marble Point which is listed on the London Stock Exchange. Mr. Majewski has a B.S. from Binghamton University and has been a Certified Public Accountant (inactive).

Daniel W. Ko, Principal and Portfolio Manager (Since December 2012).  Mr. Ko is a Principal and Portfolio Manager of the Adviser and Eagle Point Income Management LLC. Mr. Ko is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko has specialized in structured finance throughout his entire career.

Prior to joining the Adviser in December 2012, Mr. Ko was with Bank of America Merrill Lynch (“BAML”) for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group, Mr. Ko graduated magna cum laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013).  Mr. Spinner is a Principal and Portfolio Manager of the Adviser and Eagle Point Income Management LLC. Mr. Spinner is primarily responsible for manager evaluation and due diligence and for monitoring investments. Mr. Spinner is also actively involved in investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 20 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.

Prior to joining the Adviser in February 2013, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the United States. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner was credit trained at Chase Manhattan Bank where he began his career as an investment banker and spent seven years in the Financial Institutions Group (including at JPMorgan Securities Inc. post-merger), where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner serves as a member of the board of managers and investment committee of Marble Point. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2020 Among the accounts listed below, all of the “Other Pooled Investment Vehicles” (with total assets of $1,499.5) and 13 of the “Other Accounts” (with total assets of $675.5) are subject to a performance fee. In addition, the registrant (which is included in the list of “Registered Investment Companies”) (with total assets of $512.6) is subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	2	$631.3	6	$1,499.5	33	$2,194.7
Daniel W. Ko	2	$631.3	6	$1,499.5	33	$2,194.7
Daniel M. Spinner	2	$631.3	6	$1,499.5	33	$2,194.7

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

The Adviser’s investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common stock which are owned beneficially by each portfolio manager as of December 31, 2020. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)

Thomas P. Majewski	$500,001 – $1,000,000
Daniel W. Ko	$100,001 – $500,000
Daniel M. Spinner	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2020.

Item 13. Exhibits

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	February 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	February 23, 2021

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	February 23, 2021